Exhibit 10.1

AMENDMENT NUMBER ONE

TO

AMENDED AND RESTATED SECURED PROMISSORY NOTE

June 28, 2024

FOR VALUE RECEIVED, Augusta Gold Corp., a Nevada corporation (the “Company”) and Augusta Investments Inc., a British Columbia corporation or its assigns (the “Lender”), hereby enter into this Amendment Number One (the “Amendment”) to that certain Amended and Restated Secured Promissory Note of the Company dated March 27, 2024 (the “Note”). Capitalized terms herein that are otherwise undefined have the meanings ascribed thereto in the Note.

Pursuant to Section 9 of the Note, the parties hereby agree to amend the Note as follows:

1.	The reference to “June 30, 2024” in Section 1 of the Note is hereby deleted and replaced with “September 30, 2024”.

2.	In consideration for the Lender granting an extension to the Maturity Date, the Company has agreed to pay to the Lender an extension fee of $30,399, which amount will be accrued and due on the Maturity Date.

3.	All notices under this Amendment shall be given pursuant to the provisions of Section 10 of the Note.

4.	This Amendment shall be interpreted in accordance with Section 13 of the Note.

5.	This Amendment shall be governed by and construed under the laws of the State of Nevada. FURTHER, BOTH THE COMPANY AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS AMENDMENT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date set forth above.

AUGUSTA GOLD CORP.

By:	/s/ Purni Parikh
Name:	Purni Parikh
Title:	SVP, Corporate Affairs

ACKNOWLEDGED AND AGREED, by the Lender as of the date set forth above.

AUGUSTA INVESTMENTS INC.

By:	/s/ Richard Warke
Name:	Richard Warke
Title:	Director